REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Partners of
Zazove Convertible Fund, L.P.:

We have audited the accompanying balance sheet of ZAZOVE CONVERTIBLE FUND L.P. (a Delaware limited partnership), including the schedule of investments, as of December 31, 1998, and the related statements of operations, and cash flows for the year then ended and the statements of changes in partners' capital and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Managing General Partner. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by the Managing General Partner, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zazove Convertible Fund L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended and the changes in its partners' capital and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


[Signature]

Arthur Andersen LLP
Chicago, Illinois
February 12, 1999



ZAZOVE CONVERTIBLE FUND, L.P.

Balance Sheet
As of December 31, 1998

ASSETS:
Investments, at market value
cost $40,149,306 (Note 1)     $ 35,875,364

Cash and cash equivalents              446

Receivables -
   Dividends                        56,596
   Interest                        353,801
   Securities sold, not settled  1,427,878
Organizational costs (Note 1)        4,113
       Total Assets             37,718,198

LIABILITIES & PARTNERS' CAPITAL:
Payables-
Margin account due to brokers $  1,244,800
Accounting fees                     22,000
Management fee                      54,384
Payable to advisor                   6,926
Other broker payable                 6,532
       Total liabilities         1,334,642

Partners' capital (Note 3)
   General partners                368,042
   Limited partners             36,015,514
       Total partners' capital
         (net asset value)      36,383,556
       Total liabilities and
         partners' capital    $ 37,718,198

Net asset value per unit (based
On 2,351,805 units outstanding)  15.47048

The accompanying notes to financial statements are an integral part of this balance sheet.

Zazove Convertible Fund, L.P.
Schedule of Investments
December 31, 1998


CONVERTIBLE PREFERRED - 25%      Shares Market Value
BTI Capital Trust $3.25 **       30,000      735,000
Elsag Bailey $2.75               20,000    1,217,500
Fleetwood Capital Trust, $3.00   13,000      612,625
Freeport McMoran (Cl A) $1.75    13,400      199,325
Frontier Financing Trust $3.125  30,000    1,228,125
General Datacomm Ind. $2.25      25,000      287,500
Hybridon Inc. $6.50               5,177      258,850
Lab Corp of
America(Class B)$4.250 PIK       39,842    1,643,483
Metromedia Int'l
Group, Inc. $3.625               45,000    1,192,500
Treev $0.84 PIK                 163,800    1,197,788
Walden Res. Prop(Class B)$2.29   24,400      561,200
Total preferred stocks
(cost--$11,017,773)                        9,133,895

                            Principal  Market Value
CONVERTIBLE BONDS - 62%
APP Finance VII Mauritius**  2,120,000  1,192,500
3.500 % Due 04-30-03
Altos Hornos De Mexico         500,000    200,000
5.500 % Due 12-15-01
Amkor Technology, Inc.       1,000,000    996,250
5.750 % Due 05-01-03
Aspect Telecommunications **+3,500,000    840,000
0.000% Due 08-10-18
BankAtlantic Bancorp Inc.      670,000    730,300
6.750% Due 07-01-06
BankAtlantic Bancorp Inc.      900,000    693,000
5.625% Due 12-01-07
Berkshire Hathaway(Citigroup)1,200,000  1,867,500
1.000% Due 12-02-01
Boston Chicken Inc. *          170,000      6,800
7.750% Due 05-01-04
China Petrochemical Dev Corp**1,500,000  1,020,000
1.000 % Due 05-08-08
Chock Full O' Nuts             120,000    112,800
7.000% Due 04-01-12
Complete Management Inc.       960,000    211,200
8.000% Due 08-15-03
DRS Technologies Inc.          140,000    177,800
9.000 % Due 10-01-03
Elan Corp. **+               3,000,000  1,704,375
0.000% Due 12-14-18
Fuisz Technologies Ltd.        250,000    270,000
7.000 % Due 10-15-04
General DataComm Ind.Inc.    1,000,000    620,000
7.750 % Due 09-30-02
Intevac Inc.                   500,000    305,000
6.500% Due 03-01-04
Inversiones y Rep. S.A. **     200,000    200,000
4.500% Due 08-02-03
Liberty Media Group          1,200,000  1,290,000
4.500% Due 02-15-06
Mail Well Inc.                 400,000    360,000
5.000% due 11-01-02
New World Infrastructure **    500,000    423,750
1.000 % Due 04-15-03
New World Infrastructure **     95,000     83,363
5.000 % Due 07-15-01
North American Vaccine         640,000    324,800
6.500% Due 05-01-03
Paliburg Int'l (Regal Hotel) 1,050,000    635,250
3.500 % Due 02-06-01
Phoenix Inv. Partners Ltd.     415,500    460,095
6.000 % Due 11-01-15
Pier 1 Imports               1,150,000  1,488,531
5.750 % Due 10-01-03
Reno Air                       815,000    847,600
9.000% Due 09-30-02
SpaceHab Inc.                  250,000    232,500
8.000 % Due 10-15-07
Sunbeam Corporation **+      3,000,000    360,000
0.000 % Due 03-25-18
Thermo Fibertek Inc. **      1,250,000  1,070,313
4.500 % Due 07-15-04
Tingyi Holding Corp. **        250,000    153,750
1.625 % Due 07-17-02
Total Renal Care Holdings**    220,000    244,200
7.000% due 05-15-09
Triarc Companies +           7,000,000  1,487,500
0.000 % Due 02-09-18
U.S. Diagnostic Labs Inc.    1,505,000    880,425
9.000% Due 03-31-03
U.S. Diagnostic Labs Inc. **   630,000    393,750
6.500 % Due 06-30-01
Westbridge Capital Corp. *     625,000    140,625
7.500% Due 05-01-04
World Airways, Inc.          1,355,000   399,725
8.000 % Due 08-26-04
Total convertible bonds
(cost--$27,478,308)                    22,443,702



Other Securities - 12%            Amount Market Value
Alliance Capital Management, L.P. 28,000      721,000
Audiovox Wts.                     16,800       28,325
Hybridon Class A Wts              29,671        5,563
Pimco Advisors Holdings LP        34,050    1,059,806
Treev Inc.                         5,520        9,142
Viacom Class E Wts               216,300    2,473,931
Total other securities
(cost--$1,653,225)                          4,297,767

Total Investment Securities
(cost-$40,149,306)                         35,875,364

Other assets less liabilities - 1%            508,192

PARTNERS' CAPITAL - 100%                 $ 36,383,556

The above percentages were computed as a percentage
Of partners' capital.

+  Nonincome producing.

* This security is currently in default and interest is not being accrued on this position.

** These securities are subject to contractual or legal restrictions on their sale. At December 31, 1998, the value of these securities was $8,421,000, representing
23.5% of investment securities at market value.

The accompanying notes to financial statements are an Integral part of this schedule.


ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Operations
For the Year Ended December 31, 1998

INVESTMENT INCOME
   Interest                 $ 1,317,870
   Dividends                  1,010,639
   Other                         30,707
TOTAL INVESTMENT INCOME       2,359,216

EXPENSES:
Management fee (Note 4)         695,440
Margin interest                 238,532
Custodian fees                   23,202
Director fees                     6,000
Organizational expense           37,214
Accounting expense               22,000
Foreign currency loss            25,959
Other                             9,483
TOTAL EXPENSE                 1,057,830
NET INVESTMENT INCOME         1,301,386

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on
Investments                   (1,421,181)
Net change in unrealized
depreciation of investments      (58,050)
NET LOSS ON INVESTMENTS       (1,479,231)

NET DECREASE IN PARTNERS' CAPITAL
RESULTING FROM OPERATIONS     $ (177,845)

The accompanying notes to financial statements are an integral part of this statement.


ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Changes in Partners' Capital
For the Years Ended December 31, 1998 and 1997


OPERATIONS:                          1998        1997
Net investment income          $  1,301,386  $ 1,672,129
Net realized gain (loss)
on investments                   (1,421,181)   8,067,197
Net change in unrealized
Appreciation of investments         (58,050)  (6,523,009)

Net increase (decrease) in
partners' capital resulting
from operations                    (177,845)   3,216,317

PARTNERS' CAPITAL TRANSACTIONS:
Contributions                     7,028,279    5,304,428
Withdrawals                      (7,814,546)  (5,947,748)
Net contributions/(withdrawals)    (786,267)    (643,320)
Net increase (decrease)
 in partners' capital              (964,112)   2,572,997

PARTNERS' CAPITAL, beginning
of year                           37,347,668  34,774,671

PARTNERS' CAPITAL, end of year  $ 36,383,556 $37,347,668

The accompanying notes to financial statements are an integral part of these statements.



ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Cash Flows
For the Year Ended December 31, 1998

Cash Flows from Operating Activities:
Net increase in partner's capital resulting
from operations                         $    (177,845)
Adjustments to reconcile net increase
  in partner's capital resulting from operations
  to cash provided by operating activities-
Net change in unrealized appreciation
of investments                                 58,050
Net realized loss on investments            1,421,181
Increase in dividends receivable              (26,092)
Decrease in interest receivable                86,755
Decrease in organizational costs                3,702
Decrease in contributions held in advance    (172,673)
Increase in advisor payable                     5,471
Increase in management fee payable             54,384
Increase in accounting fees payable             5,500
Decrease in other payables                     (1,306)
   Net cash provided by operating
   Activities                               1,257,127

CASH FLOW FROM INVESTING ACTIVITIES:
Cash received from -
Sale of investment securities             144,637,859
Common stock sold short                       737,326
Securities sold in prior period,
settled this period                           547,162

Cash paid-
To purchase investment securities        (145,808,530)
To cover short sales                         (743,462)
For securities purchased in prior period,
settled this period                        (1,078,313)
Net cash used in investing activities      (1,707,958)

CASH FLOWS FROM FINANCING ACTIVITIES:
Partners' contributions                      7,028,279
Partners' withdrawals                       (7,814,546)
Increase in margin account due to brokers    1,230,362
Net cash provided by financing activities      444,095

NET DECREASE  IN CASH AND CASH EQUIVALENTS      (6,736)

CASH AND CASH EQUIVALENTS, beginning of year     7,182

CASH AND CASH EQUIVALENTS, end of year         $   446

The accompanying notes to financial statements are an integral part of this statement.

Zazove Convertible Fund, L.P.
Notes to Financial Statements
December 31, 1998

1.	SIGNIFICANT ACCOUNTING POLICIES:

Zazove Convertible Fund L.P., a Delaware limited partnership, (the "Partnership") is registered under the Investment Company Act of l940 as a non-diversified management investment company that operates as a closed-end interval fund. The investment objective of the Partnership is to maximize long term appreciation and to preserve capital primarily through investments in convertible debt and equity securities.
Zazove Associates, LLC, is the Partnership's Investment Advisor. On January 1, 1999, the Partnership merged into the Zazove Convertible Securities Fund, Inc., a Maryland corporation
(the "Fund").

The following is a summary of significant accounting policies:

Security Valuations

Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer by at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Managing General Partner, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Managing General Partner.

Cash and Cash Equivalents

For purposes of the statement of cash flows, cash and cash equivalents include cash and money market investments.
Total interest payments during 1998 were $238,026.
Organizational Costs

Costs incurred by the Partnership in connection with its organization and registration were $36,000. These costs are being charged ratably against income over 60 months from commencement of operations by the Partnership. An additional $40,000 of organizational costs were incurred in connection with the merger into the Fund. Of which, $30,000 were expensed in 1998.

Other Policies

The accounts of the Partnership are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	GENERAL PARTNERS:

The Partnership's business and affairs are managed by its General Partners, which consist of the Managing General
Partner and five Director General Partners.

Managing General Partner

Zazove Convertible Management Limited Partnership, an
Illinois limited partnership that is an affiliate of the Investment Advisor and is controlled by Gene T. Pretti, is responsible for the supervision of the business and affairs of the Partnership. Except for certain actions requiring the approval of the Partners or the Director General
Partners, the Managing General Partner has the power and authority to take all actions that it deems necessary and appropriate to pursue the Partnership's objective.

Director General Partners

Gene T. Pretti, Andrew J. Goodwin, III, Steven M. Kleiman,
Jack L. Hansen and Peter A. Lechman are the Partnership's
Director General Partners. The Managing General Partner must receive the approval of the Director General Partners before taking any action on certain major decisions (e.g., retaining the Partnership's investment adviser and independent public accountant). Each of the three
Director General Partners who are not affiliated with the Investment Advisor received $2,000 for their service to the Partnership in 1998.

3.	CONTRIBUTIONS AND WITHDRAWALS:

Capital contributions may be accepted as of the first business day of each month upon approval of the Managing
General Partner. All subscription funds received after the first business day of the month will be added to the general funds of the Partnership at the beginning of the following month.

Quarterly Repurchase Policy

On a quarterly basis, the Partnership offers to repurchase no less than 5% and no more than 25% of the Partnership's outstanding Units at the then net asset value per Unit.
Notice of the terms and conditions of each quarterly repurchase offer are sent to the Partners in advance of the offer.

In the case of the termination of the Partnership, distributions to the Partners will be made in proportion to their respective Unit ownership after the payment of all Partnership creditors.

4.	MANAGEMENT ARRANGEMENTS:

For 1998, Zazove Associates, LLC, the Partnership's
Investment Adviser, received a monthly
management fee from the Partnership equal to .166% (2% annualized rate) of the net asset value of the Partnership as of the opening of business on the first business day of each month. The management fee is reduced to .125%
(1.5% annualized rate) for the Partnership's net asset value in excess of $25,000,000.

5.	EXPENSES:

The Partnership bears all of the costs and expenses of its operations, including the compensation of the Investment Adviser, reimbursement of costs paid on its behalf by the Managing General Partner, fees for professional services, fees and reimbursements paid to Director General Partners, custodial fees, brokerage and other costs of portfolio transactions, the cost of regulatory compliance, the costs associated with maintaining the Partnership's legal existence and the costs involved with communicating with Limited Partners.

6.	INCOME TAXES:

No provision for federal income tax has been made because net income of the Partnership is not taxable as such for federal income tax purposes but is included in the income tax returns of the individual partners.

7.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 1998, purchases of investment securities (excluding short-term securities) were $146,551,992 and proceeds from sales were $146,803,063. For federal income tax purposes, at December 31, 1998, the gross unrealized depreciation on investments was approximately $8,666,219, and the gross unrealized appreciation was approximately $4,392,277. The cost of investments for federal income tax purposes was approximately $40,149,306 at December 31, 1998.

8.	OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK:

The Partnership may engage in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Partnership that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. At December 31, 1998, the Partnership had no short securities positions.

At December 31, 1998, the three largest industry concentrations were as follows (as a percentage of investment securities at market value):

Broadcasting/Cable TV                10.49%
Medical Services                      8.81%
Drugs                                 7.15%

Since the Partnership does not clear its own investment transactions, it has established an account with a brokerage firm for this purpose. The resulting concentration of credit risk is mitigated by the broker's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. At December 31, 1998, the Partnership owed the brokerage firm $1,244,800 for securities purchased on margin. The Partnership held cash and cash equivalents of $446 and had a receivable of $1,427,878, which could be used to effectively offset this margin balance. The Partnership pays interest on any margin balance which is calculated as the daily margin account balance times the broker's margin interest rate.

9.	FINANCIAL HIGHLIGHTS:

Per Unit Operating Performance

                                  Year Ended December 31,
                                    1998       1997
Net asset value per unit,
beginning of period                $15.40     $14.09
Net investment income                 .54        .70
Net gain on securities (both
realized and unrealized)             (.47)       .61
Net asset value per unit,
end of period                      $15.47     $15.40
Total investment return              .45%     9.30%

Ratios/Supplemental Data

Partners' capital,
end of period                 $36,383,556  $37,347,668

Ratio of expenses (excluding
margin interest) to average
partners' capital                   2.16%       2.00%

Ratio of net investment income
to average partners' capital        3.43%       4.57%

Portfolio turnover rate              365%        405%